                                                                     EXHIBIT 10N
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                            THE WALT DISNEY COMPANY



                       1997 NON-EMPLOYEE DIRECTORS STOCK
                                      AND
                           DEFERRED COMPENSATION PLAN



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

                       1997 NON-EMPLOYEE DIRECTORS STOCK
                                      AND
                           DEFERRED COMPENSATION PLAN



                               TABLE OF CONTENTS

                                                                                                        Page

SECTION 1  PURPOSES AND AUTHORIZED SHARES..............................................................  1

SECTION 2  DEFINITIONS.................................................................................  1

SECTION 3  PARTICIPATION...............................................................................  3

SECTION 4  SHARE OR DEFERRAL ELECTIONS.................................................................  3

           4.1   Time and Types of Elections...........................................................  3
           4.2   Permitted Amounts; Elections..........................................................  4

SECTION 5  DEFERRAL ACCOUNTS...........................................................................  4

           5.1.  Cash Account..........................................................................  4
           5.2.  Stock Unit Account....................................................................  4
           5.3.  Share Accounts........................................................................  5
           5.4.  Dividend Equivalent Credits to Stock Unit Accounts....................................  5

           5.5.  Immediate Vesting and Accelerated Crediting...........................................  5

           5.6.  Distribution of Cash or Shares........................................................  6
           5.7.  Adjustments in Case of Changes in Common Stock........................................  7


SECTION 6  ADMINISTRATION..............................................................................  8

           6.1.  The Administrator.....................................................................  8
           6.2.  Committee Action......................................................................  8
           6.3.  Rights and Duties.....................................................................  8

SECTION 7  PLAN CHANGES AND TERMINATION................................................................  9

           7.1.  Amendments............................................................................  9
           7.2.  Term..................................................................................  9

SECTION 8  MISCELLANEOUS...............................................................................  9

           8.1.  Limitation on Eligible
                 Directors' Rights.....................................................................  9
           8.2.  Beneficiaries......................................................................... 10

           8.3.  Benefits Not Transferable; Obligations Binding Upon Successors........................ 10
           8.4.  Governing Law; Severability........................................................... 10
           8.5.  Compliance With Laws.................................................................. 10
           8.6.  Plan Construction..................................................................... 11
    8.7.   Headings Not Part of Plan................................................................... 11
           8.8.  Relationship to the Existing Director........................
                        Deferred Compensation Plan..................................................... 11

                       1997 NON-EMPLOYEE DIRECTORS STOCK
                                      AND
                           DEFERRED COMPENSATION PLAN


1.   PURPOSES AND AUTHORIZED SHARES

     The purposes of The Walt Disney Company 1997 Non-Employee Directors Stock and Deferred Compensation Plan (the "Plan") are to attract, motivate and retain eligible directors of the Company who elect to participate in this Plan by offering them opportunities to defer compensation and to encourage eligible directors to increase their stock ownership in the Company. An aggregate number not to exceed 50,000 treasury shares of Common Stock (subject to adjustments contemplated by Section 5.7) may be delivered pursuant to this Plan.

2.   DEFINITIONS

     Whenever the following terms are used in this Plan they shall have the meaning specified below unless the context clearly indicates to the contrary:

     ACCOUNT or ACCOUNTS means one or more of the Participant's Cash Account(s), Stock Unit Account(s) or Share Account, as the context requires.

     APPLICABLE PERCENTAGE means the percentage of Eligible Compensation subject to deferral or payment in Shares.

     AVERAGE FAIR MARKET VALUE means the average of the Fair Market Values of a share of Common Stock during the last 10 trading days preceding the applicable Award Date.

     AWARD DATE means, in the case of Cash Account deferrals, each date on which cash would otherwise have been paid; in the case of Unit Account deferrals, the last day of each calendar quarter, except as provided in Section 5.5; in the case of Share elections under Section 4.1(a), the last day of each Year, except as provided in Section 5.5; and in the case of Rollover Accounts, December 31, 1997.

     BOARD means the Board of Directors of the Company.

     CASH ACCOUNT means the bookkeeping account maintained by the Company on behalf of a Participant who elects to defer his or her Compensation in cash pursuant to Section 4.

     CODE means the Internal Revenue Code of 1986, as amended.

     COMMON STOCK means the Common Stock of the Company, subject to adjustment pursuant to Section 5.7.

     COMMITTEE means the Board or a Committee of the Board acting under delegated authority from the Board.

     COMPANY means The Walt Disney Company, a Delaware corporation, and its successors and assigns.

     DIVIDEND EQUIVALENT means the amount of cash dividends or other cash distributions paid by the Company on that number of shares of Common Stock which is equal to the number of Stock Units then credited to a Participant's Stock Unit Account on the applicable measurement date which amount shall be allocated as additional Stock Units to the Participant's Stock Unit Account, as provided in Section 5.4.

     EFFECTIVE DATE means December 15, 1997.

     ELIGIBLE COMPENSATION means retainer and meeting fees for services as a director.

     ELIGIBLE DIRECTOR means a member of the Board who is not an officer or employee of the Company or a subsidiary and who is compensated in the capacity as a director and (with reference to any outstanding Account balance under this Plan) any person who has an Account balance under this Plan by reason of his or her prior status as an Eligible Director or Section 8.8.

     EXCHANGE ACT means the Securities Exchange Act of 1934, as amended from time to time.

     FAIR MARKET VALUE means on any date the average of the high and low prices of the Common Stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal or otherwise reliably reported, of the principal securities exchange or market on which the Common Stock is so listed, admitted to trade, or quoted or, if there is no trading of the Common Stock on such date, then the average of the high and low prices of the Common Stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares. If the Common Stock is not so listed, admitted or quoted, the Committee may designate such other exchange, market or source of data as it deems appropriate for determining such value for purposes of this Plan.

     INTEREST RATE means an annual rate equal to the Moody's Average Corporate (Industrial) Bond Yield as of the most recent date for which such yield is published prior to the beginning of the applicable quarter, or such other reasonable rate of interest as the Board by resolution may from time to time establish for any Year no later than the end of the preceding year.

     PARTICIPANT means any person who elects to participate in this Plan or otherwise has an Account balance under this Plan.

     PLAN means The Walt Disney Company 1997 Non-Employee Directors Stock and Deferred Compensation Plan.

     ROLLOVER ACCOUNT means the bookkeeping account maintained by the Company on behalf of an Eligible Director with respect to his or her prior account balance under the Company's 1984 Deferred Compensation Plan for Outside Directors (the "1984 Plan") which has been converted into a Cash Account or Stock Unit Account under this Plan pursuant to
Section 8.8.

     SHARES means shares of Common Stock.

     SHARE ACCOUNT means an Account established under Section 5.3 pursuant to an election under Section 4.1(a).

     STOCK UNIT OR UNIT means a non-voting unit of measurement which is deemed for bookkeeping and payment purposes to represent one outstanding share of Common Stock of the Company solely for purposes of this Plan.

     STOCK UNIT ACCOUNT means the bookkeeping account maintained by the Company on behalf of each Participant which is credited with Stock Units in accordance with Section 5.2.

     YEAR means each calendar year during the term of this Plan, commencing with the year 1998.


3.   PARTICIPATION

     Each Eligible Director may elect to defer under and subject to Section 4 of this Plan his or her Eligible Compensation for any Year.


4.   SHARE OR DEFERRAL ELECTIONS

     4.1 Time and Types of Elections.  On or before the December 30 immediately
         ---------------------------
preceding each Year (or, in the case of a person who first becomes an Eligible Director during the Year, within 30 days after becoming an Eligible Director), each Eligible Director may make an irrevocable election, subject to Section 4.2,
(a) to receive his or her Eligible Compensation for the Year in Shares and/or
(b) to defer:

         (1) In a Cash Account the Eligible Compensation not otherwise deferred in Stock Units for services to be rendered by the Eligible Director during the next Year (or remainder of the Year, as the case may be); or

         (2) In a Stock Unit Account the Eligible Compensation not otherwise deferred in a Cash Account and payable to the Eligible Director for services to be rendered during the next Year (or remainder of the Year, as the case may be).

     4.2 Permitted Amounts; Elections.  The portions of the Eligible
         ----------------------------
Compensation subject to deferral or payment in Shares shall be limited to increments of 25%, 50%, 75% or 100% (the "Applicable Percentage"). All elections shall be in writing on forms provided by the Company. If an election is made under this Section 4 and is not revoked or changed with respect to the following Year by the end of the applicable Year, the election will be deemed a continuing one.

5.   DEFERRAL ACCOUNTS

     5.1 CASH ACCOUNT.

     If an Eligible Director has made a cash election under Section 4.1(b)(1), the Company shall establish and maintain a Cash Account for the Participant under this Plan, which Account shall be a memorandum account on the books of the Company. An Eligible Director's Cash Account shall be credited as follows:

         (a) As of the date the Eligible Compensation would have been otherwise payable, the Company shall credit the Participant's Cash Account with an amount equal to the Applicable Percentage of the Eligible Compensation; and

         (b) As of the last day of each calendar quarter, the Participant's Cash Account shall be credited with interest on the balance credited to such account as of the last day of the preceding quarter, plus interest from the applicable date of crediting under Section 5.1(a) on any additional amounts deferred during the current quarter, at the Interest Rate (adjusted for the applicable period of accrual).

     5.2 STOCK UNIT ACCOUNT.

         (a)  Elective Deferrals.
              ------------------

            (1)     Ongoing Elections.  If an Eligible Director has made a Stock
                    -----------------
                    Unit election under Section 4.1(b)(2), the Committee shall, as of the last day of each calendar quarter in which the Eligible Compensation was earned and would otherwise be paid, credit the Participant's Stock Unit Account with a number of Units determined by dividing an amount which is equal to the Applicable Percentage of the Participant's Eligible Compensation (after crediting any interest that would have been credited as of such date if the amount had been deferred into a Cash Account under Section 5.1) by the Average Fair Market Value of a share of Common Stock as of the Award Date.

            (2)     One-Time Rollover Election.  If an Eligible Director has
                    --------------------------
                    made a Stock Unit election under Section 8.8, the Committee shall, as of December 31, 1997, credit the Participant's Stock Unit Account with a number of Units determined by dividing the Applicable Percentage of the Rollover Account (after crediting any interest that would have been credited as of such date under the 1984 Plan) by the Average Fair Market Value of a share of Common Stock as of the Award Date.

         (b) Limitations on Rights Associated with Units.  An Eligible
             -------------------------------------------
     Director's Stock Unit Account shall be a memorandum account on the books of the Company. The Units credited to an Eligible Director's Stock Unit Account shall be used solely as a device for the determination of the number of shares of Common Stock to be eventually distributed to the Participant in accordance with this Plan. The Units shall not be treated as property or as a trust fund of any kind. No Participant shall be entitled to any voting or other stockholder rights with respect to Units granted or credited under this Plan. The number of Units credited (and the number of Shares to which the Participant is entitled under this Plan) shall be subject to adjustment in accordance with
     Section 5.7 and the terms of this Plan.

     5.3 SHARE ACCOUNTS.

     If an Eligible Director has made a Share election under Section 4.1(a), an amount equal to the Applicable Percentage of the Eligible Compensation shall be credited to a Share Account, payable as soon as practicable after the end of the applicable Year or any earlier termination of service. The amount of the Share Account shall accrue interest from the date the Eligible Compensation deferred would otherwise have been paid until the Year-end (or earlier date of termination) at the Interest Rate (adjusted for the applicable period of accrual).

     5.4 DIVIDEND EQUIVALENT CREDITS TO STOCK UNIT ACCOUNT.

     As of the end of each quarter, an Eligible Director's Stock Unit Account shall be credited with additional Units in an amount equal to the Dividend Equivalents representing dividends paid during the quarter on a number of shares equal to the aggregate number of Stock Units in the Participant's Stock Unit Account as of the end of the preceding quarter divided by the Average Fair Market Value of a share of Common Stock as of the applicable crediting date.

     5.5 IMMEDIATE VESTING AND ACCELERATED CREDITING.

         (a) Units and Other Amounts Vest Immediately.  All Units or other
             ----------------------------------------
     amounts credited to one or more of an Eligible Director's Accounts shall be at all times fully vested and not subject to a risk of forfeiture.

         (b) Acceleration of Crediting of Accounts.  The crediting of the rights
             -------------------------------------
     to payment of each Participant in respect of Accounts shall be accelerated if an Eligible Director ceases to serve as a director of the Company. In such case, the amount of interest at the Interest Rate (adjusted for the applicable period of accrual), Units or Shares credited for the quarter in which the termination of services occurs shall be prorated based on the number of days of service during the applicable quarter. For these purposes, the Award Date shall be deemed to be the date of termination of service.

     5.6 DISTRIBUTION OF CASH OR SHARES.

         (a) Time and Manner of Distribution of Accounts.
             -------------------------------------------

            (1) Cash Accounts and Stock Units Account.  The cash or Shares
                -------------------------------------
          respectively payable under this Plan in respect of Cash Accounts or Stock Unit Accounts shall be distributed to the Participant (or, in the event of his or her death, the Participant's Beneficiary), subject to Section 8.8, at such time and in such manner as elected by the Participant and set forth in the Participant's Election Agreement. A Participant may elect any of the distribution commencement dates and methods of distribution (lump sum or annual installments) set forth in the form of Election Agreement approved by the Committee from time to time, initially the form of Exhibit A attached hereto.
          Notwithstanding the foregoing, if after a termination of service the balance remaining in an Eligible Director's Cash Account is less than $10,000 or, if the number of Units remaining in the Participant's Stock Unit Accounts is less than 100, then such remaining balances shall be distributed in a lump sum.

            (2) Share Account.  The Shares payable under this Plan in respect of
                -------------
          Share Accounts under Section 5.3 shall be delivered as soon as practicable after completion of the Year (or shorter service period, in the event of termination of service), but no later than 30 business days following (x) the end of the Year or (y) the date of termination of service, if applicable. The number of Shares deliverable shall be determined by (i) dividing the amount of the Share Account (after crediting all amounts contemplated hereby) by the "Average Annual Fair Market Value" of the Company's Common Stock during the Year or other applicable service period, and (ii) rounding the number of Shares determined down to the nearer whole number of such Shares. The "Average Annual Fair Market Value" means the sum of the Fair Market Values of the Common Stock on the last day of each quarter during the applicable service period (i.e., the calendar year or applicable
                                     ----
          shorter period) divided by the number of measurement dates during such service period.

         (b) Change in Manner of Distribution of Cash Accounts or Stock Unit
             ---------------------------------------------------------------
     Accounts.  A Participant may change the manner of any distribution election
     --------
     from a lump sum to annual installments (or vice versa) with respect to amounts credited under a Cash Account or Stock Unit Account by filing a written election with the Committee on a form provided by the Committee;

     provided, however, that no such election shall be effective until at least
     --------  -------
     12 months after such election is filed with the Committee, and no such election shall be effective with respect to any Account after benefits with respect to such Account have commenced. An election made pursuant to this
     Section 5.6(b) shall not affect the date of the commencement of benefits.

         (c) Change in Time of Distribution of Cash Accounts or Stock Unit
             -------------------------------------------------------------
     Accounts.  A Participant may elect to further defer the commencement of any
     --------
     distribution to be made with respect to amounts credited under any Cash or Stock Unit Account by filing a new written election with the Committee on a form approved by the Committee; provided, however, that (1) no such
                                     --------  -------
     election shall be effective until 12 months after such election is filed with the Committee, and (2) no such new election shall be effective with respect to any Account after benefits with respect to the Account shall have commenced. An election made pursuant to this Section 5.6(c) shall not affect the manner of distribution (i.e., lump sum versus
                                                  ----
     installments), the terms of which shall be subject to Section 5.6(b) above.

         (d) Form of Distribution of Cash Accounts or Stock Unit Accounts.
             ------------------------------------------------------------
     Stock Units credited to an Eligible Director's Stock Unit Account shall be distributed in an equivalent whole number of shares of the Company's Common Stock. Any fractional share interests shall be accumulated and paid in cash with the last distribution. All amounts credited to an Eligible Director's Cash Account shall be distributed in cash.

         (e) Acceleration of Share Account Distribution on Termination of
             ------------------------------------------------------------
     Service.  Notwithstanding Sections 5.6(a) (2) if a Participant's service
     -------
     terminates, a Participant's Share Account (including accelerated benefits under Section 5.5(b)), if any, shall be distributed as soon as practicable, but no later than 30 business days thereafter, and the number and valuation of the Shares will be based on the amount in the Account, plus interest (on a per diem basis) based on the Interest Rate (adjusted for the applicable accrual period), divided by the Average Annual Fair Market Value.

         (f) Acceleration.  The Board by declaration may accelerate any payment
             ------------
     date (using for valuation purposes the date of its decision and prior retainer payment dates in the applicable period) in extraordinary circumstances where it determines that such action is necessary or advisable to prevent a forfeiture or permit the realization of intended benefits and is otherwise fair to the director and the Company.

     5.7 ADJUSTMENTS IN CASE OF CHANGES IN COMMON STOCK.

     If there shall occur any change in the outstanding shares of the Company's Common Stock by reason of any stock dividend, stock split, recapitalization, merger, consolidation, combination or other reorganization, exchange of shares, sale of all or substantially all of the assets of the Company, split-up, split-off, spin-off, extraordinary redemption, liquidation or similar corporate change or change in capitalization or any distribution to holders of the Company's Common Stock (other than cash dividends and cash distributions), the Committee shall make such proportionate and equitable adjustments consistent with the effect of such event on stockholders generally (but without duplication of benefits if Dividend Equivalents are credited), as the Committee determines to be necessary or appropriate, in the number, kind and/or character of shares of Common Stock or other securities, property and/or rights contemplated hereunder, including any appropriate adjustments to the market prices used in the determination of the number of Shares and Units, and in rights in respect of Stock Unit Accounts and Share Accounts credited under this Plan so as to preserve the benefits intended.

6.   ADMINISTRATION

     6.1 THE ADMINISTRATOR.

     The Administrator of this Plan shall be the Board as a whole or a Committee as appointed from time to time by the Board to serve as administrator of this Plan. The participating members of any Committee so acting shall include, as to decisions in respect of participants who are subject to Section 16 of the Exchange Act, only those members who are Non-Employee Directors (as defined in Rule 16b-3 promulgated under the Exchange Act). Members of the Committee shall not receive any additional compensation for administration of this Plan.

     6.2 COMMITTEE ACTION.

     A member of the Committee shall not vote or act upon any matter which relates solely to himself or herself as a Participant in this Plan. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or (assuming compliance with Section 6.1) by unanimous written consent of its members.

     6.3 RIGHTS AND DUTIES; DELEGATION AND RELIANCE; DECISIONS BINDING.

     Subject to the limitations of this Plan, the Committee shall be charged with the general administration of this Plan and the responsibility for carrying out its provisions, and shall have powers necessary to accomplish those purposes, including, but not by way of limitation, the following:

         (1) To construe and interpret this Plan;

         (2) To resolve any questions concerning the amount of benefits payable to a Participant (except that no member of the Committee shall participate in a decision relating solely to his or her own benefits);

         (3) To make all other determinations required by this Plan;

         (4) To maintain all the necessary records for the administration of this Plan; and

         (5) To make and publish forms, rules and procedures for the administration of this Plan.

The determination of the Committee made in good faith as to any disputed question or controversy and the Committee's determination of benefits payable to Participants, including decisions as to adjustments under Section 5.7, shall be conclusive and binding for all purposes of this Plan. In performing its duties, the Committee shall be entitled to rely on information, opinions, reports or statements prepared or presented by: (i) officers or employees of the Company whom the Committee believes to be reliable and competent as to such matters; and
(ii) counsel (who may be employees of the Company), independent accountants and other persons as to matters which the Committee believes to be within such persons' professional or expert competence. The Committee shall be fully protected with respect to any action taken or omitted by it in good faith pursuant to the advice of such persons. The Committee may delegate ministerial, bookkeeping and other non-discretionary functions to individuals who are officers or employees of the Company.


7.   PLAN CHANGES AND TERMINATION

     7.1 AMENDMENTS.

     The Board shall have the right to amend this Plan in whole or in part from time to time or may at any time suspend or terminate this Plan; provided, however, that, except as contemplated by Section 5.7, no amendment or termination shall cancel or otherwise adversely affect in any way, without his or her written consent, any Participant's rights with respect to then outstanding Accounts (and the right to interest (the specific rate of which may be changed from time to time by the Board as above provided) or Dividend Equivalent credits thereon so long as the Account is outstanding). Any amendments authorized hereby shall be stated in an instrument in writing, and all Participants shall be bound by upon receipt of notice the amendment.

     7.2 TERM.

     It is the current expectation of the Company that this Plan shall continue indefinitely, but, in the case of the crediting of the Stock Units and/or Share Accounts, subject to the continued availability of treasury shares. Continuance of this Plan, however, is not assumed as a contractual obligation of the Company. If the Board of Directors decides to discontinue or terminate this Plan, it shall notify the Committee and Participants in this Plan of its action in writing, and this Plan shall be terminated at the time set forth on the notice. All Participants shall be bound thereby. No benefits shall accrue in respect of Eligible Compensation earned after a discontinuance or termination of this Plan.


8.   MISCELLANEOUS

     8.1.  LIMITATION ON PARTICIPANTS' RIGHTS.

     Participation in this Plan shall not give any person the right to serve as a member of the Board or any rights or interests other than as herein provided. This Plan shall create only a contractual obligation on the part of the Company as to such amounts and shall not be construed as creating a trust. This Plan, in and of itself, has no assets. Participants shall have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, on their Cash Accounts, and rights no greater than the right to receive the Common Stock (or equivalent value as a general unsecured creditor) with respect to Stock Units or Share Accounts. Participants shall not be entitled to receive actual dividends or to vote Shares until after delivery of a certificate representing the Shares.

     8.2.  BENEFICIARIES.

     (a) Beneficiary Designation.  Upon forms provided by and subject to
         -----------------------
conditions imposed by the Company, each Participant may designate in writing the Beneficiary or Beneficiaries (as defined in Section 8.2(b)) whom such Participant desires to receive any amounts payable under this Plan after his or her death. The Company and the Committee may rely on the Participant's designation of a Beneficiary or Beneficiaries last filed in accordance with the terms of this Plan.

     (b) Definition of Beneficiary.  A Participant's "Beneficiary" or
         -------------------------
"Beneficiaries" shall be the person, persons, trust or trusts (or similar entity) designated by the Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution to receive the Participant's benefits under this Plan in the event of the Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is identified and able to act under the circumstances.

     8.3.  BENEFITS NOT TRANSFERABLE; OBLIGATIONS BINDING UPON SUCCESSORS.

     Benefits of a Participant under this Plan shall not be assignable or transferable and any purported transfer, assignment, pledge or other encumbrance or attachment of any payments or benefits under this Plan, or any interest therein, other than by operation of law or pursuant to Section 8.2, shall not be permitted or recognized. Shares deliverable under this Plan may be subject to restrictions on transfer under applicable securities laws, unless the Shares are duly registered prior to issuance. Obligations of the Company under this Plan shall be binding upon successors of the Company.

     8.4.  GOVERNING LAW; SEVERABILITY.

     The validity of this Plan or any of its provisions shall be construed, administered and governed in all respects under the laws of the State of Delaware. If any provisions of this Plan shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

     8.5.  COMPLIANCE WITH LAWS.

     This Plan and the offer, issuance and delivery of shares of Common Stock and/or the payment of money through the deferral of compensation under this Plan are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law) and to such approvals by any listing, agency or any regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to prior registration or such restrictions as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as it may reasonably request to assure such compliance.

     8.6.  PLAN CONSTRUCTION.

     It is the intent of the Company that transactions pursuant to this Plan satisfy and be interpreted in a manner that satisfies the applicable conditions for exemption under Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3") so that to the extent elections are timely made, elective deferrals (including the crediting of Units and Dividend Equivalents and the distribution of Shares hereunder) will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act and will not be subjected to avoidable liability thereunder. The Committee may, subject to Sections 8.5, permit elections by individual directors that would not qualify for exemption under Section 16(b) of the Exchange Act, so long as the availability of any exemption thereunder for other Directors under this Plan is not compromised.

     8.7.  HEADINGS NOT PART OF PLAN.

     Headings and subheadings in this Plan are inserted for reference only and are not to be considered in the construction of the provisions hereof.

     8.8. RELATIONSHIP TO THE 1984 DEFERRED COMPENSATION PLAN FOR OUTSIDE DIRECTORS (THE "1984 PLAN").

     This Plan supersedes in its entirety the 1984 Plan effective December 31, 1997. On that date, accrued balances under the 1984 Plan for the benefit of any current Eligible Director shall be credited to a Cash Account or, at the irrevocable election of the director submitted in the form of Exhibit B and received by the Company prior to December 30, 1997, a Stock Unit Account under this Plan. The Account thereafter shall be credited and payable in accordance with the provisions of this Plan applicable to Stock Unit Accounts and/or Cash Accounts, as the case may be.